UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

LANTRONIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16027	33-0362767
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Discovery, Suite 250 Irvine, California 92618
(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (949) 453-3990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	LTRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Loan Agreement

On September 7, 2022, Lantronix, Inc. (“Lantronix”), Lantronix Holding Company (“Lantronix Holding”), Lantronix Canada, ULC and Lantronix Technologies Canada (Taiwan) Ltd. and Transition Networks, Inc. (each, a “Borrower” and collectively, the “Borrowers”) entered into that certain Third Amendment to the Third Amended and Restated Loan and Security Agreement (the “Amendment”) with Silicon Valley Bank (“Bank”), which amends that certain Third Amended and Restated Loan and Security Agreement, dated as of August 2, 2021, as amended by the First Amendment to Third Amended and Restated Loan and Security Agreement, dated as of October 21, 2021, as amended by the Second Amendment to Third Amended and Restated Loan and Security Agreement, dated as of February 15, 2022 by and among the Borrowers and Bank (collectively with the Amendment, the “Loan Agreement”).

The Amendment, among other things, provides for an additional term loan in the original principal amount of $5,000,000 that matures on August 2, 2025. The additional term loan bears interest at Term SOFR or the Prime Rate, at the option of the Borrowers, plus a margin that ranges from 3.10% to 4.10% in the case of Term SOFR and 1.50% to 2.50% in the case of the Prime Rate, depending on our total leverage with a Term SOFR floor of 1.50% and a Prime Rate floor of 3.25%. The Amendment reduces the minimum liquidity requirement from $5,000,000 to $4,000,000. As a condition to entering in to the Amendment, the Borrowers were obligated to pay a nonrefundable facility increase fee in the amount of $25,000.

Merger Agreement

On September 12, 2022, Lantronix Holding, a wholly-owned subsidiary of Lantronix, Lantronix OBM, Inc., a wholly-owned subsidiary of Lantronix Holding (“Merger Sub”), Uplogix, Inc. (“Uplogix”) and Shareholder Representative Services LLC entered into that certain Agreement and Plan of Merger (“Merger Agreement”), pursuant to which Merger Sub merged with and into Uplogix, with Uplogix surviving as a wholly-owned subsidiary of Lantronix Holding (the “Merger”). Pursuant to the Merger Agreement, all of the issued and outstanding shares of Uplogix were cancelled and converted into the right to receive an applicable portion of the Consideration Pool Amount (as defined in the Merger Agreement). In addition, the holders of promissory notes issued by Uplogix entered into note termination agreements with Uplogix, which provided, among other things, that the issued and outstanding promissory notes were cancelled and terminated upon the closing of the Merger. Holders of Company Junior-Only Notes (as defined in the Merger Agreement) received, in connection with their cancellation and termination of such notes, the full payment of principal and interest. Holders of Company Senior Notes (as defined in the Merger Agreement), including those holders of Company Senior Notes and Company Junior Notes (as defined in the Merger Agreement) (the “Company Senior Noteholders”), received the applicable portions of the Estimated Merger Consideration (as defined in the Merger Agreement).

The aggregate consideration payable by Lantronix Holding under the Merger Agreement is equal to $8,000,000 (inclusive of payments to satisfy the Company Junior-Only Notes), subject to certain adjustments, including, without limitation, for cash, debt, transaction expenses (including the Bonus Amount (as defined below)) and net working capital.

In addition, the Company Senior Noteholders have the right to receive up to an additional $4,000,000 in the aggregate (the “Earnout Amount”), payable after the closing of the Merger based on revenue targets for the business of Uplogix as specified in the Merger Agreement. The Earnout Amount will be based on Uplogix achieving revenue (subject to certain adjustments as specified in the Merger Agreement) of $7,000,000 to $14,000,000 for the period beginning at the closing of the Merger and ending on September 30, 2023. The Company Senior Noteholders are entitled to an advance of the Earnout Amount if the revenue of the Uplogix business for the period beginning at the closing of the Merger and ending on March 31, 2023 is between $7,000,000 to $14,000,000, but in no event will the Earnout Amount, together with any such advance of the Earnout Amount, exceed $4,000,000.

The Merger Agreement contains, among other provisions, customary (1) representations, warranties and covenants by Uplogix and Lantronix Holding, including representations and warranties about Uplogix and its business, assets, operations and liabilities, (2) covenants regarding cooperation, confidentiality and tax matters, and (3) indemnification obligations by the holders of Company Senior Notes, including for the breach of representations, warranties and covenants in the Merger Agreement.

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Prior to the closing of the Merger, Uplogix entered into an amended and restated bonus plan, which provided that certain of its employees would be entitled to receive, in the aggregate, 15% of the consideration otherwise payable to the holders of Company Senior Notes (the “Bonus Amount”) under the Merger Agreement, with the terms of such bonus payments (including the amounts per employee and the timing of such payments) as specified in such bonus plan.

The foregoing description of the Amendment, the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1, and the Amendment, which is attached hereto as Exhibit 10.1. The Merger Agreement and related description are intended to provide you with information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Lantronix in its reports filed with the United States Securities and Exchange Commission. In particular, the Merger Agreement and related description is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Lantronix or Uplogix. The assertions embodied in the representations and warranties made by Lantronix and Uplogix in the Merger Agreement are qualified by information contained in disclosure schedules delivered in connection with the signing of the Merger Agreement, and such representations and warranties are made for the purpose of allocating contractual risk between the parties to the Merger Agreement rather than establishing these matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws. Stockholders of Lantronix are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Lantronix or Uplogix or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants of the Merger Agreement may change after the date of the Merger Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On September 12, 2022, Lantronix issued a press release announcing the entry into the Merger Agreement and the Amendment. A copy of the foregoing press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements.

This current report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects,” “believes,” “intends,” “anticipates,” “plans,” “estimates,” “potential,” “possible,” or “probable” or statements that certain actions, events or results “may,” “will,” “should,” or “could” be taken, occur or be achieved. The forward-looking statements in this press release include, among others, statements about the expected benefits of the Transaction to Lantronix and its stockholders, including expected synergies in the combined company, the accretive nature of the Transaction, and expected future operating results of the combined company. Forward-looking statements are based on current expectations and assumptions and analyses made by Lantronix and its management in light of experience and perception of historical trends, current conditions, and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Lantronix’s ability to integrate the acquired business successfully after the Transaction and achieve the anticipated benefits; risks relating to any unforeseen liabilities of the acquired business; the outcome of any legal proceedings that may be instituted against any of the parties in connection with the Transaction; any loss of management or key personnel; the impact of the COVID-19 pandemic, including the emergence of new strains of the virus and the impact of vaccination efforts, on the combined companies’ business, employees, supply and distribution chains, and the global economy; and any additional factors included in Lantronix’s Report on Form 10-K for the fiscal year ended June 30, 2022, filed with the SEC on August 29, 2022, including in the section entitled “Risk Factors” in Item 1A of Part I of such report, and in Lantronix’s other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which Lantronix management is currently unaware or does not currently view as material to Lantronix’s business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements Lantronix makes speak only as of the date on which they are made. Lantronix undertakes no obligation to revise or update publicly any forward-looking statements except as required by law or the rules of the Nasdaq Stock Market LLC.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of September 12, 2022, among Lantronix Holding Company, Lantronix OBM, Inc, Uplogix, Inc., and Shareholder Representative Services LLC.*
10.1

Third Amendment to Third Amended and Restated Loan and Security Agreement dated September 7, 2022, among Lantronix, Inc., Lantronix Holding Company, Lantronix Canada, ULC and Lantronix Technologies Canada (Taiwan) Ltd., Transition Networks, Inc. and Silicon Valley Bank.

99.1	Press Release of Lantronix, Inc., dated September 12, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Portions of this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-K. Certain schedules and exhibits to this Exhibit have also been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2022	LANTRONIX, INC.

	By:	/s/ Jeremy Whitaker
Jeremy Whitaker Chief Financial Officer

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